SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

On November 6, 2008, M&F Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the third quarter of 2008 (the “Earnings Press Release”). A copy of the Earnings Press Release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 2.02 – Results of Operations and Financial Condition.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Earnings Press Release dated November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

By:	/s/ Kim D. Saunders
Kim D. Saunders
President and Chief Executive Officer

Dated: November 6, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Earnings Press Release dated November 6, 2008.